U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. _____

Post-Effective Amendment No. 36

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 37

(Check appropriate box or boxes)

CM ADVISORS FAMILY OF FUNDS

(Exact Name of Registrant as Specified in Charter)

805 Las Cimas Parkway, Suite 305, Austin, Texas 78746

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (512) 329-0050

Linda J. Hoard

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 305

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Thomas W. Steed III, Esq.

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road, Suite 1400

Raleigh, NC 27609

It is proposed that this filing will become effective: (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on (June 28, 2021) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CM ADVISORS FIXED INCOME FUND

Ticker CMFIX

A SERIES OF THE CM ADVISORS FAMILY OF FUNDS

PROSPECTUS

June 28, 2021

Managed By
Van Den Berg Management I, Inc.
(d/b/a CM Fund Advisors)
(the “Advisor”)
805 Las Cimas Parkway, Suite 305
Austin, Texas 78746

For questions or for Shareholder Services, please call 1-888-859-5856.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	3
Other Information About the Fund’s Investment Objective, Investment Strategies and Related Risks	9
Management and Administration	10
How Net Asset Value is Determined	12
How to Buy Shares	12
How to Redeem Shares	15
Distributions	17
Federal Taxes	17
Financial Highlights	19
For More Information	back cover

CM ADVISORS FIXED INCOME FUND

Fund Summary

INVESTMENT OBJECTIVE

The investment objective of the CM Advisors Fixed Income Fund (the “Fund”) is to seek to preserve capital and maximize total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.68%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.20%
Fee Waivers and Expense Reimbursements	(0.31%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.89%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[2]	The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed until July 1, 2022 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2022 without the approval of the Board of Trustees (the “Board”) of the CM Advisors Family of Funds (the “Trust”). Prior to June 29, 2020, the Advisor had contractually agreed under the Expense Limitation Agreement to limit Fund expenses to 1.50% until July 1, 2021. The Annual Fund Operating Expense Information in the table has been restated to reflect the Advisor’s current contractual agreement to limit Fund expenses to 0.87%.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the contractual agreement to waive management fees and reimburse other Fund expenses remains in effect only until July 1, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$350	$630	$1,427

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To meet its investment objective, the Fund invests primarily in U.S. dollar denominated fixed income securities that the Advisor believes are undervalued. The Fund may invest in all types of fixed income securities but will typically invest in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income investments, which include fixed income securities and shares of other registered investment companies (“RICs”) that invest primarily in fixed income securities. Fund shareholders will be provided with at least 60 days’ prior notice of any change in the foregoing policy.

While the Advisor considers potential income from fixed income securities (interest payments to be made on bonds and notes) when evaluating possible investments for the Fund, the Advisor’s primary criteria for fixed income securities relates to their appreciation potential. In selecting fixed income securities for the Fund, the Advisor generally:

●	Reviews the maturity, yield, and ratings from nationally recognized statistical rating organizations (e.g., Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) of a fixed income security, both independently and in relation to the Fund’s current portfolio;

●	Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

●	Seeks to purchase fixed income securities that the Advisor believes (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities and yields then targeted for the Fund); and (ii) offer opportunities for price appreciation.

The Fund may, without limitation, purchase fixed income securities of any credit quality, maturity, or yield. Accordingly, the Fund may hold fixed income securities that receive the highest ratings from Moody’s, S&P, Fitch or a similar rating agency, and fixed income securities that receive lower or the lowest ratings. There is no limitation on the number or amount of lower-rated fixed income securities, such as high-yield or junk bonds, that the Fund may purchase. The Fund may also, without limitation, purchase fixed income securities in any sector and issued by any size company, municipality or government body.

While the Fund’s primary focus is investing in fixed income securities, the Fund may invest in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Advisor believes the fixed income securities markets offer limited investment opportunity or are overpriced. At times the Fund may hold a significant portion of its assets in cash or cash equivalent positions for extended periods of time while the Advisor waits for the fixed income securities markets to offer more attractive opportunities.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments carry risks, and an investment in the Fund is no exception. No investment strategy works all of the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally described below:

●	Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general fixed income market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in late 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets for whatever reason may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund, and you could lose money over short- or long-term periods.
●	Income Risk – One of the Fund’s primary sources of income will be derived from the receipt of interest payments from fixed income securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

●	Interest Rate Risk – The price of a fixed income security is dependent upon interest rates. The share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. Conversely, a decrease in interest rates will cause the value of fixed income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fund, including greater fluctuation in the Fund’s share price, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with long-term maturities, zero coupon bonds, and debentures. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the potential for a general rise in interest rates in the future.

●	Liquidity Risk – Liquidity risk is the risk that a particular investment cannot be sold at an advantageous time or price. For example, if a fixed income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. Investments in fixed income securities, including below investment grade securities, tend to involve greater liquidity risk.

●	Credit Risk – Credit risk is the risk that the issuer of a fixed income security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated fixed income securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated fixed income securities.

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Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). However, the Fund’s fixed income securities may also include lower-rated securities including, without limitation, high-yield securities (“junk bonds”) rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed income security investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

●	Junk Bonds or Lower-Rated Securities Risk – Fixed income securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

●	Maturity Risk – Maturity risk is another factor that can affect the value of the Fund’s fixed income security holdings. In general, but not in all cases, the longer the maturity of a fixed income security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in fixed income securities with longer maturities. This risk may be heightened given the current historically low interest rate environment and the potentially higher rates in the future.

●	Management Style Risk – The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets and selection of securities. The Advisor’s judgments about the attractiveness, value, and potential income and appreciation of particular fixed income securities, cash or cash equivalents or other securities in which the Fund invests may prove to be incorrect and there is no assurance that the Advisor’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize fixed income securities, cash or cash equivalents, or other investments under the wrong market conditions, in which case the value of the Fund’s portfolio may be adversely affected.

●	Mortgage Risk – Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

●	Regional and Sector Risk – Regional and sector risk is the risk that if the Fund invests heavily in securities within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

●	U.S. Government Obligations Risk – Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

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●	Risks of Investments in Other RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund or an exchange traded fund (“ETF”) is subject to the risk that the closed-end fund or ETF may trade at prices significantly different from its net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-859-5856.

CM Advisors Fixed Income Fund
Calendar Year Returns

The Fund’s year-to-date return through March 31, 2021 is 2.16%.

Quarterly Returns During This Time Period

Highest:	2.94% (quarter ended September 30, 2011)
Lowest:	(1.88)% (quarter ended December 31, 2018)

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Average Annual Total Returns for Periods Ended December 31, 2020	One Year	Five Years	Ten Years
CM Advisors Fixed Income Fund
Return Before Taxes	0.89%	2.22%	1.98%
Return After Taxes on Distributions	0.22%	1.07%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.52%	1.24%	1.15%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

Arnold Van Den Berg and James D. Brilliant are primarily responsible for the day-to-day management of the Fund.

Name	Title with the Advisor	Length of Service to the Fund
Arnold Van Den Berg	Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal	Since October 17, 2011 and previously from the Fund’s Inception to 2009
James D. Brilliant	Chief Financial Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal	Since September 30, 2015 and previously from the Fund’s Inception to 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500 ($1,000 for tax-deferred and tax-exempt accounts, including individual retirement accounts (“IRA”), and $100 for an automatic investment plan.)

Minimum Subsequent Investments

There is no minimum additional investment amount except for those participating in the automatic investment plan, for which the minimum subsequent investment is $100.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the CM Advisors Fixed Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus or call 1-888-859-5856 for assistance.

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TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information About the Fund’s Investment Objective, Investment Strategies and Related Risks

The investment objective of the Fund may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders. An investment in the Fund should not be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle.

The Fund will generally sell fixed income securities when the Advisor believes that they no longer represent attractive values or no longer fit the desired mix of securities for the Fund.

Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. Although the investment strategies of the Fund emphasize longer-term investments that typically result in portfolio turnover of less than 100%, the Fund may, from time to time, have a higher portfolio turnover when the Advisor’s implementation of the Fund’s investment strategy or a temporary defensive position results in more frequent portfolio trading. Since trading equity securities normally costs the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund’s performance. In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if the Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (“CFTC”), it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). Accordingly, the Advisor has filed a notice of eligibility for exclusion pursuant to Rule 4.5 from the definition of the term “commodity pool operator” and has represented that the Advisor will operate the Fund such that the Fund complies with the requirements of the Rule 4.5 exemption. As a result, the Advisor is not subject to registration or regulation as a commodity pool under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or the Advisor may be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Temporary Defensive Positions

The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements). When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

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Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”).

Management and Administration

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) serves as the Fund’s investment advisor and manages the investments in the Fund’s portfolio. The Advisor’s principal office is located at 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746. The Advisor has been engaged in the investment advisory business since 1974 under the assumed (d/b/a) names “Century Management”, “Century Management Financial Advisors” and “CM Fund Advisors.”

The Advisor has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”), under which the Advisor selects the securities and manages the investments for the Fund, subject to the oversight of the Board. Under the Advisory Agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.50% of its average daily net assets. The total management fee paid, as a percentage of average net assets, for the fiscal year ended February 28, 2021 was 0.28% for the Fund, net of fee waivers.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of the average daily net assets of the Fund, until July 1, 2022. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may also be terminated by the Advisor or the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. Prior to June 29, 2020, the Advisor had contractually agreed under the Expense Limitation Agreement to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund, until July 1, 2021.

The Fund is managed by Arnold Van Den Berg and Mr. James D. Brilliant, who became jointly and primarily responsible for the day-to-day management the Fund on September 30, 2015. Mr. Arnold Van Den Berg is Chief Executive Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal of the Advisor. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business since 1968. Mr. Arnold Van Den Berg previously served as co-manager of the Fund for the periods from the Fund’s inception to 2009 and from 2011 to the present. Mr. Brilliant is Chief Financial Officer, Co-Chief Investment Officer, Portfolio Manager and Principal of the Advisor. He is a Chartered Financial Analyst (CFA) and has been employed by the Advisor since 1986. Mr. Brilliant has more than 35 years of investment management and financial analysis experience. Mr. Brilliant has served as co-manager of the Fund for the periods from the Fund’s inception to 2009 and from 2015 to the present.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

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Board Approval of the Advisory Agreement

A discussion of the factors considered by the Board in its most recent approval of the Advisory Agreement for the Fund, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2021. You may obtain a copy of the Fund’s Annual Report, without charge, upon request to the Fund.

Board of Trustees

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on November 22, 2002. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third-party services.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as the custodian of the Fund’s securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is the principal underwriter for the Fund and serves as the exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Other Expenses

In addition to the investment advisory fees, the Fund pays all expenses not expressly assumed by the Advisor, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the fees and expenses of its administrator and transfer agent; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of any trade organizations to which the Trust may belong; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Annual Fund Operating Expenses

In the section entitled “Fund Summary – Fees and Expenses of the Fund,” the “Total Annual Fund Operating Expenses” are based upon the actual expenses incurred by the Fund for the fiscal year ended February 28, 2021; provided, however, “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” was restated to reflect the current Expense Limitation Agreement.

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How Net Asset Value is Determined

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations. The Fund’s fixed-income securities are valued on the basis of prices provided by independent pricing services selected by the Administrator and approved by the Board. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded, such as a small cap stock, or so recently issued that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the value of a portfolio security, such as a fixed income security which may be valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iv) the exchange on which the portfolio security is principally traded closes early; or (v) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Board (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Board monitors and evaluates the Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the Fund’s policies. To the extent the assets of the Fund are invested in other investment companies that are registered under the Investment Company Act of 1940 and not traded on an exchange, the Fund’s NAV with respect to those assets is calculated based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares of the Fund.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form. See “How to Buy Shares” and “How to Redeem Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively.

How to Buy Shares

Shares of the Fund may be purchased without imposition of an initial sales charge. Such shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. If you purchase shares through a broker-dealer or other financial intermediary, you may be charged a fee by such broker-dealer or financial intermediary. Confirmations of all purchases or redemptions of Fund shares will be mailed to you if shares are purchased through the Fund. Certificates representing Fund shares are not issued.

Minimum Initial Investment

Shares of the Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund. The minimum initial investment for the Fund is generally $2,500 for taxable accounts and $1,000 for tax deferred and tax-exempt accounts. The minimum investment requirements for the Fund may be waived or reduced for any reason at the discretion of the Advisor.

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Opening an Account

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the CM Advisors Fixed Income Fund.

●	Mail the application and the check to the Transfer Agent at the following address:

CM Advisors Family of Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third-party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-888-859-5856. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your purchase order. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Subsequent Investments

Once an account is opened, additional purchases of Fund shares may be made at any time. There is no minimum additional investment amount except for those participating in an automatic investment plan described below. Additional purchases may be made:

●	By sending a check, made payable to the CM Advisors Fixed Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire transfer from your financial institution as described under “Opening an Account – By Wire Transfer.” Shareholders are required to call the Transfer Agent at 1-888-859-5856 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plan

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on the 15th (or first business day thereafter if the 15th falls on a weekend or holiday) and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-888-859-5856 for more information.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

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Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares.

The Fund discourages and does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to Frequent Trading. Instead, the Fund uses a subjective approach that permits it to reject any purchase order that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by a financial intermediary. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of Fund shares, it cannot guarantee that such trading will not occur.

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at its NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail

You may redeem shares by mailing a written request to CM Advisors Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP Medallion”) program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

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Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone

Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-859-5856.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

By Wire Transfer

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Custodian. The Fund reserves the right, upon 30 days’ written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

Through Your Broker or Financial Institution

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be processed at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

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Payment

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund expects to mail the check within one to three business days; and

●	For payment by wire or ACH, the Fund expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount (see “Minimum Initial Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, a redemption of more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay any applicable taxes and brokerage charges associated with selling the securities.

Distributions

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

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The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

As part of the Emergency Economic Stabilization Act of 2008, mutual fund companies, including the Fund, are required to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, the Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, that shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisors about federal, state and local tax consequences of an investment in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund or by visiting the Fund’s website.

CM ADVISORS FIXED INCOME FUND

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28,		February 29,	February 28,	February 28,	February 28,
	2021		2020	2019	2018	2017
Net asset value at beginning of year	$10.89		$10.90	$11.20	$11.57	$11.10

Income (loss) from investment operations:
Net investment income	0.16		0.22	0.31	0.28	0.37
Net realized and unrealized gains (losses) on investments	0.05	(a)	0.01	(0.25)	(0.23)	0.50
Total from investment operations	0.21		0.23	0.06	0.05	0.87

Less distributions from:
Net investment income	(0.18)		(0.24)	(0.30)	(0.29)	(0.37)
Net realized gains	—		—	(0.06)	(0.13)	(0.03)
Total distributions	(0.18)		(0.24)	(0.36)	(0.42)	(0.40)

Net asset value at end of year	$10.92		$10.89	$10.90	$11.20	$11.57

Total return (b)	1.92%		2.15%	0.55%	0.43%	7.95%

Ratios and supplemental data:
Net assets at end of year (000’s)	$32,434		$52,628	$64,219	$66,965	$67,445
Ratio of total expenses to average net assets	1.18%		0.96%	0.90%	0.87%	0.88%
Ratio of net expenses to average net assets	0.96	% (c)	0.96%	0.90%	0.87%	0.88%
Ratio of net investment income to average net assets	1.44	% (c)	2.00%	2.75%	2.43%	3.16%
Portfolio turnover rate	4%		20%	28%	35%	10%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period, primarily due to the timing of sales and redemptions of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers.

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Privacy Notice

FACTS	WHAT DOES THE CM ADVISORS FAMILY OF FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the CM Advisors Family of Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the CM Advisors Family of Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-859-5856
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Who we are
Who is providing this notice?	CM Advisors Family of Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the CM Advisors Family of Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the CM Advisors Family of Funds collect my personal information?

We collect your personal information, for example, when you:

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), the investment advisor to the CM Advisors Family of Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ CM Advisors Family of Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ CM Advisors Family of Funds does not jointly market.

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For More Information

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-888-859-5856

This Prospectus, the SAI and the most recent Annual and Semi-Annual Reports are also available without charge on the Fund’s website at www.cmadvisorsfunds.com or upon written request to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by downloading free of charge at www.cmadvisorsfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CM Advisors Family of Funds Investment Company Act File Number: 811-21260

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CM Advisors Family of Funds

CM ADVISORS FIXED INCOME FUND

(Ticker CMFIX)

805 Las Cimas Parkway, Suite 305

Austin, Texas 78746

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2021

The CM Advisors Fixed Income Fund (the “Fund”) is a series of the CM Advisors Family of Funds, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (the “SAI”) is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated June 28, 2021, as the same may be amended from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. No investment in shares of the Fund should be made solely upon the information contained in the SAI. Copies of the Prospectus may be obtained, without charge, by calling the Fund at 1-888-859-5856 or by writing to Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the Fund’s investment advisor (the “Advisor”) at the following address:

Van Den Berg Management I, Inc. d/b/a CM Fund Advisors

805 Las Cimas Parkway, Suite 305

Austin, Texas 78746

The Fund issues an annual report (the “Annual Report”) after the end of each fiscal year that includes a report from the Fund’s management on the Fund’s operation and performance, and audited financial statements for the Fund. Financial information from the Annual Report is incorporated by reference into this SAI. Copies of the Annual Report may be obtained at no charge by calling or writing the Fund at the phone number and address shown above.

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CM ADVISORS FAMILY OF FUNDS

TABLE OF CONTENTS

INVESTMENT POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	13
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	14
DESCRIPTION OF THE TRUST	16
BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS	17
MANAGEMENT AND ADMINISTRATION	22
CODE OF ETHICS	26
ANTI-MONEY LAUNDERING PROGRAM	26
PROXY VOTING POLICIES	26
DISCLOSURE OF PORTFOLIO HOLDINGS	26
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	35
NET ASSET VALUE	31
ADDITIONAL TAX INFORMATION	31
ADDITIONAL INFORMATION ON PERFORMANCE	35
OTHER INFORMATION	35
FINANCIAL STATEMENTS	38
APPENDIX A – DESCRIPTION OF RATINGS	39
APPENDIX B – PROXY VOTING POLICIES	44

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INVESTMENT POLICIES AND RISKS

The CM Advisors Family of Funds (the “Trust”) was organized on November 22, 2002 as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust is currently comprised of only one series, the Fund, which is a diversified series of the Trust.

The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Fund may invest.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks described in the Prospectus and this SAI.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that emerged in late 2019 (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Quantitative Easing”). Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

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Equity Securities. The Fund may invest in equity securities. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Foreign Securities. The Fund may invest in securities of foreign companies traded on United States (“U.S.”) national exchanges and OTC domestic exchanges, ETFs that invest primarily in foreign securities and in foreign securities represented by American Depositary Receipts (“ADRs”), as described below. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks that may not be present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. There also may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security which is denominated or quoted in a currency other than the U.S. dollar, there is the risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the U.S. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Convertible Securities. The Fund may invest in convertible bonds. Convertible bonds are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security’s worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the

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value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

If a convertible security is converted into common stock, the Fund may hold the common stock for an extended period of time. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Real Estate Securities. The Fund will not invest directly in real estate, but the Fund may invest in readily marketable securities issued by companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Corporate and Municipal Fixed Income Securities. The Fund’s fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds whose ratings are below investment grade. Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

High-Yield Fixed Income Securities or Junk Bonds. As discussed above, the Fund may invest in fixed income securities that are lower-rated fixed income securities or, if not rated, of equivalent quality in the Advisor’s opinion, including, without limitation, “junk” bonds whose ratings are below investment grade. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk” bonds may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Foreign Fixed Income Securities. The Fund may invest in non-U.S. based fixed income securities, including foreign currency-denominated corporate and foreign government notes and bonds. Investing in foreign fixed income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Investments in Emerging Markets. The Fund may invest in emerging market fixed income securities. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign fixed income securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging

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markets include greater social, political and economic uncertainties. Emerging market economics are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments include, without limitation, U.S. government obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in Commercial Paper of any rating or without a rating. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, and obligations guaranteed by the U.S. government such as obligations of Government National Mortgage Association (“GNMA”) and Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), others are not. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

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Mortgage Pass-Through Certificates. The Fund may invest in obligations of GNMA, FNMA, and FHLMC which include direct pass-through certificates representing undivided ownership interests in pools of mortgages. The Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short- or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fund may consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, the Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities, which may result in losses to investors in an asset-backed securities transaction. Also, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying asset-backed securities, which may give the debtor the right to avoid or reduce payment. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, or the financial institutions, if any, providing credit support. The Fund may invest in other asset-backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates. The Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the

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equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month London Interbank Offered Rate (“LIBOR”), 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the floating rate securities.

LIBOR Risk.  LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments made by the Fund may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. Various financial industry groups have begun planning for the transition away from the use of LIBOR, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund.

Swaps. The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by a counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that a counterparty to the transaction is insolvent. The swap market has grown substantially over the years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options. It is possible that recent developments in the swaps market, including new regulatory requirements, could limit, restrict or prevent the Fund’s ability to utilize swap agreements as part of its investment strategy, terminate existing swap agreements or negatively affect amounts to be received under such agreements.

Private Activity Bonds. The Fund may invest in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds

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and do not generally carry the pledge of the credit of the issuing municipality. The Fund’s distributions of any interest it earns on municipal obligations generally will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for qualifying purposes, including, the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

STRIPS. The Fund may invest in stripped securities (“STRIPS”). STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities. STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

Debentures. The Fund may invest in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

PIPEs. The Fund may invest in PIPEs. PIPEs are Private Investments in Public Equity (“PIPE”), which are purchases of stock in a company at a discount to the current market value per share for the purpose of raising capital. There are two main types of PIPEs - traditional and structured. A traditional PIPE is one in which stock, either common or preferred, is issued at a set price to raise capital for the issuer. A structured PIPE, on the other hand, issues convertible debt (common or preferred shares). A public company typically issues unregistered equity-linked securities to investors at a discount to the price of the issuer’s common stock at the time the deal is closed. The issuer commits to registering the securities with the SEC so they can be resold to the public, typically within 90-120 days. Some of the risks involved are that the selling company could go bankrupt, in which case the Fund may be locked in as the shares go down. In addition, the issuance of PIPES by a company often has a negative impact on the value of the issuing company’s securities in the short-term because the issuance floods the market with more shares.

Demand Notes. The Fund may invest in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The

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interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments, which are investments that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid investments, the Fund would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets within a reasonable period of time per requirements of Rule 22e-4 of the 1940 Act.

If the Fund invests in investments or other types of investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Fund’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Futures Contracts. The Fund may invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to segregate cash, cash

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equivalents, and/or other liquid assets sufficient to satisfy the requirements of Section 18(f) of the 1940 Act. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by an increase in the case of a sale or by a decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund will seek to earn income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. Futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not purchase or sell futures contracts unless either (1) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, would not exceed 5% of the liquidation value of the Fund’s total assets. In instances involving the purchase of futures contracts by the Fund, an amount of cash, cash equivalents, and/or other liquid assets equal to the market value of such futures contracts written (less any related margin deposits), will be segregated, thereby insuring that the use of such futures contracts is not considered a “senior security” as defined by the 1940 Act. In instances involving the sale of futures contracts by the Fund, the securities underlying such futures contracts will at all times be maintained by the Fund or, in the case of index futures, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

In general, the Fund will not directly purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes,

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the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, would not exceed 5% of the liquidation value of the Fund’s total assets.

Short Sales of Securities. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market, covers the short position by buying shares in the market either (1) at its discretion; or (2) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities). The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The SEC recently finalized new Rule 18f-4 under the 1940 Act, which provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Fund transitions into reliance on Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements described in this SAI may be impacted.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and ETFs. Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than

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3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by them in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, the Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 became effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, one year after the effective date. The Fund expects to rely on Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

ETFs. The Fund may invest in shares of ETFs. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stock or bonds. ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF manager’s expectations regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specific index. Index-based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of securities prices, or that the prices of securities within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; and (v) activation of “circuit breakers” by the exchange (which are tied to large decreases in securities prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire. As noted above, the Fund may invest in ETFs in compliance with Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

Investments in Companies with Business Related to Commodities. As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in securities of companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in securities of companies involved in mining or related precious metals industries, and the value

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of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary, or non-public personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary, or non-public personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund, the Fund’s investment advisor, the administrator, the principal underwriter, the custodian, the transfer agent, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate NAV, cause the release of proprietary or non-public personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching simulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced the value and liquidity of certain securities, including securities held by the Fund.

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In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Fund.

Temporary Defensive Positions. The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Borrowing. The Fund may, subject to the restrictions of the 1940 Act, borrow money in order to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (1) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (2) more than 50% of the Fund’s outstanding shares.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, except as permitted by the 1940 Act;

2. Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

5. Make loans, provided that the Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

6. Invest in commodities, except that the Fund may purchase and sell options, forward contracts,futures contracts, including those relating to indices, and options on futures contracts or indices;

7. Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); and

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8. Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Non-Fundamental Restrictions. The Fund has also adopted the following non-fundamental investment restrictions, which may be changed by the Board at its discretion.

As a matter of non-fundamental policy, the Fund may not:

1.	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock or fixed income securities of companies which invest in or sponsor such programs;

2.	Purchase warrants if as a result the Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants;

3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

4.	Make investments for the purpose of exercising control or management over a portfolio company; and

5.	Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds).

With respect to the “fundamental” and “non-fundamental” investment restrictions, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

The fundamental restriction on investing in commodities does not prohibit the Fund from investing in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.

If the Fund invests in other investment companies that concentrate their investments in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which the other investment company invests.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor manages the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (the “Advisory Agreement”), which is described in detail under “Management and Administration – Investment Advisor” below. The Advisor serves as investment advisor for a number of client accounts, including the Fund. Investment

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decisions for the Fund will be made independently from those for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of Fund portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Advisor may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts. The Fund did not hold securities of its respective regular brokers or dealers as of February 28, 2021.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Fund’s Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the U.S. and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund. During the fiscal year ended February 28, 2021, the Fund did not direct any brokerage transactions or related commissions to brokers because of research or investment information services provided.

The Fund may invest in securities traded in the OTC market. Transactions in the OTC market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. When a transaction involves exchange-listed securities, the Advisor considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

During the last three fiscal years the Fund paid the following brokerage commissions:

Fund	Fiscal Year Ended February 28, 2021	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019
Fixed Income Fund	$0	$0	$0

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Aggregated Trades. While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account advised or managed by the Advisor, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The annual portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities owned during the year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. The Fund’s portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by the Fund’s investment strategy, cash requirements for redemption of shares, and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could result in higher transaction costs for the Fund and may also result in the realization of taxable short-term capital gains. During the last two fiscal years the portfolio turnover rates of the Fund were:

Fund	Fiscal Year Ended February 28, 2021	Fiscal Year Ended February 29, 2020
CM Advisors Fixed Income Fund	4%	20%

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on November 22, 2002, is an open-end management investment company. The Trust’s Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Fund is a series of the Trust and is currently the only series of the Trust. The number of shares of the Fund shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund being liquidated would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of the Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of that series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

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Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third-parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews performance of the Fund; and oversees the business activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust.

Trustees and Executive Officers. Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust are identified in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Richard M. Lewis 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1959	Trustee	Indefinite Term; Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc., a wireless CMRS communications company, since June 2012, and the Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	1	None
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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Mark Ivan 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1956	Trustee	Indefinite Term; Since 5/2003	Mr. Ivan was the President of Ivan Capital Management, Inc. from June 1996 until May 2021.	1	None
Interested Trustee*
James D. Brilliant* 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1966	Trustee, President, and Chairman	Indefinite Term; Trustee Since 5/2003; President and Chairman Since 6/2020	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer, and Portfolio Manager of the Advisor and is a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	1	None
Other Executive Officers
Scott Van Den Berg 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1967	Secretary and Treasurer	Indefinite Term; Secretary Since 5/2003; Treasurer Since 6/2020	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and is a member of the Advisor’s investment committee. Previously, he served as Chief Compliance Officer until 2017. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	1	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Lisa A. Stroud 805 Las Cimas Parkway, Suite 305 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Indefinite Term; Since 10/2017	Ms. Stroud has served as Chief Compliance Officer for the Advisor since 2016. Previously, she served as Project Manager at the Advisor from 2010 until 2016. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC) and Investment Adviser Certified Compliance Professional (IACCP).	1	None

*	Mr. Brilliant is an Interested Trustee because he is an officer and employee of the Advisor as well as the son-in-law of Arnold Van Den Berg, Chief Executive Officer of the Advisor, and the brother-in-law of Scott Van Den Berg, President of the Advisor.

Board Leadership Structure. As reported in the “Trustees and Executive Officers” table above, the Board is composed of three Trustees, two of whom are not “interested persons”, as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Chairman of the Board, James D. Brilliant, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of his relationship to the Advisor. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Proxy Voting Committee, which are comprised entirely of the Independent Trustees. Information regarding these committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees, Richard M. Lewis, serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (“CCO”). The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss, among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meetings or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and correct violations of the federal securities laws.

Trustee Qualifications. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question, and discuss information about the Fund; to interact effectively with the other Trustees, Trust management, the CCO, the Trust’s third-party service providers, legal counsel, and independent registered public accounting firm; and to exercise business judgment in the performance of their duties as Trustees. Each of the Trustees has also served on the Board since the Trust’s first fund commenced operations in 2003 and in his service to the Trust over the years each Trustee has gained substantial mutual fund board experience and insight as to the operations of the Trust.

In addition to the Trustee Attributes listed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trustee Attributes provided in the “Trustees and Executive Officers” table above and as follows:

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Mr. Brilliant has experience in and knowledge of the financial industry as an investor, including his roles as Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager, member of the investment committee and former Vice President of the Advisor. He also is a Chartered Financial Analyst (CFA). Mr. Lewis has knowledge of the financial industry and business experience as the chief financial officer of a wireless communications company and a not-for profit communications company. He previously served as the chief financial officer of an internet protocol telecom company and as the chief financial officer of an information technology services firm.  Mr. Ivan has over 30 years of experience in and knowledge of the financial industry in his role as president of an asset management company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the specific qualifications, attributes and skills of the Trustees are being disclosed pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Committees. The Board has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accounting firm on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Trust’s last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and did not meet during the Trust’s last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Trust’s last fiscal year.

Beneficial Ownership of Fund Shares. The table below shows, for each Trustee, the value of shares of the Fund beneficially owned by him, and the aggregate value of all investments in shares of the Fund complex, as of December 31, 2020, and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

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Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee		Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Independent Trustees
Richard M. Lewis	CM Advisors Fixed Income Fund:	A	A
Mark F. Ivan	CM Advisors Fixed Income Fund:	A	A
Interested Trustees
James D. Brilliant	CM Advisors Fixed Income Fund:	E	E

Ownership In Fund Affiliates. As of December 31, 2020, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Fund’s principal underwriter or any affiliate of the Advisor or the Fund’s principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust. Independent Trustees receive an annual retainer of $10,000, plus $2,000 per Fund per Board meeting attended in person and $500 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings. The following table reflects the amount of compensation received by each Trustee during the fiscal year ended February 28, 2021:

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds Within the Trust
Independent Trustees
Richard M. Lewis	$15,500	None	None	$15,500
Mark F. Ivan	$15,500	None	None	$15,500
Interested Trustees
James D. Brilliant	None	None	None	None

Principal Holders of Voting Securities. As of June 3, 2021, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the then outstanding shares of the Fund.

CM Advisors Fixed Income Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	2,182,072.0570 shares	74.94%**
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	278,800.5520	9.57%

*	The Fund believes that such entity does not have a beneficial interest in such shares.

**	May be deemed to “control” the Fund, as defined by applicable SEC regulations, as a result of being the record owner of more than 25% of the outstanding shares.

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A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

MANAGEMENT AND ADMINISTRATION

Investment Advisor. Information about the Advisor, Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor has been engaged in the investment advisory business since 1974 under the assumed (d/b/a) name “Century Management.”

The Advisor is controlled by Arnold Van Den Berg, who is the Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business since 1968.

The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement. The Advisory Agreement was effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance are specifically approved at least annually by Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Advisor is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

The Fund is co-managed by Arnold Van Den Berg and Mr. James D. Brilliant. Mr. Arnold Van Den Berg and Mr. Brilliant became jointly and primarily responsible for the Fund in 2015. Mr. Arnold Van Den Berg previously served as a co-manager of the Fund for the periods from the Fund’s inception to 2009 and has served as a co-manager from 2011 to the present. Mr. Brilliant previously served as co-manager of the Fund for the periods from the Fund’s inception to 2009 and has served as a co-manager from 2015 to the present.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor receives a monthly management fee from the Fund equal to an annual rate of 0.50% of the Fund’s average daily net assets. In addition, the Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and Expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.87% of the average daily net assets of the Fund until July 1, 2022. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is

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approved by the Board. Prior to June 18, 2020, the Advisor had agreed under the Expense Limitation Agreement to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and Expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund through the period ended July 1, 2021. During the last three fiscal years the Advisor received the following management fees, net of fee waivers, from the Fund:

Fund:

	Management Fees Accrued	Management Fee Waivers	Net Advisory Fees Received by Advisor
Fiscal Year Ended February 28, 2021	$194,125	$86,112	$108, 013
Fiscal Year Ended February 29, 2020	$305,640	$0	$305,640
Fiscal Year Ended February 28, 2019	$331,056	$0	$331,056

In addition to the management fees described above, the Advisor may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation – Brokerage Selection.”

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2021.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets of Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Arnold Van Den Berg	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1* 0 746	$32.4 million* $0.00 $621 million	0 0 10	$0.00 $0.00 $5.7 million
James D. Brilliant	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1* 0 746	$32.4 million* $0.00 $621 million	0 0 10	$0.00 $0.00 $5.7 million

*	Includes the Fund

Portfolio Managers’ Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts are separately managed private clients (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, be compared to the same index the Fund uses for performance comparisons or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

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Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the performance of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to Other Accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the Other Accounts where they might share in investment gains.

Allocation of Investments: The Fund’s investment objective, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Advisor may at times need to allocate investment opportunities between the Fund and those Other Accounts. In many cases, the Fund and Other Accounts may all participate in opportunities to buy or sell a security, and the Advisor will buy or sell the same security for the Fund and Other Accounts at essentially the same time. However, this may not always be the case: the Advisor may determine to buy or sell different securities for some accounts than for other accounts, or to buy or sell the same securities for some accounts at different times or in different proportions than for other accounts. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and/or differences in redemptions or withdrawals or new share purchases or capital contributions. As a result, at any time the Fund’s portfolio may differ from that of Other Accounts that have similar or overlapping investment objectives or strategies.

Compensation of Portfolio Managers.  Mr. Arnold Van Den Berg and Mr. Brilliant are employees of the Advisor and their compensation, consisting of a fixed annual salary and pension and retirement plans and arrangements plus the potential for a discretionary bonus, which varies with the general success of the Advisor as a firm. In addition, each of the portfolio managers also own equity in the Advisor, and as such are entitled to share in any distributed profits. Their compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Advisor and, as a result, indirectly affect the portfolio manager’s compensation. Discretionary bonuses are determined by the Advisor’s management and are based on a matrix comparing the portfolio management team’s performance on both an absolute and relative basis to selected benchmarks.

Ownership of Fund Shares by Portfolio Managers. The table below shows the value of shares of the Fund beneficially owned by each portfolio manager of the Fund as of February 28, 2021, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Arnold Van Den Berg	G
James D. Brilliant	G

Administrator, Fund Accountant and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

•	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

•	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

•	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

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•	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

•	assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

•	makes such reports and recommendations to the Board of Trustees as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus receives a monthly fee from the Fund based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Trust’s custodian, verifies and reconciles with the Trust’s custodian all daily trade activities; provides certain reports; obtains prices used in determining NAV; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund. For providing these fund accounting services, Ultimus receives from the Fund a base monthly fee plus an asset-based fee.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. For providing these shareholder services, Ultimus receives from the Fund an annual per account fee, subject to a minimum fee per month.

The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods. During the last three fiscal years Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

Fund:

	Administration	Fund Accounting	Transfer Agent
Fiscal Year Ended February 28, 2021	$31,093	$27,887	$18,000
Fiscal Year Ended February 29, 2020	$48,902	$30,117	$18,000
Fiscal Year Ended February 28, 2019	$52,959	$30,621	$18,000

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement. The Distributor is obligated to sell shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor, which is an affiliate of Ultimus, is also a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund. Under the Distribution Agreement, the Distributor is paid an annual fee for its services. By its terms, the Distribution Agreement was for an initial term of two years and will continue in effect year-to-year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Fund and/or the Advisor.

Custodian. U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income

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and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund for the current fiscal year and has been engaged to audit the annual financial statements of the Fund, prepare the Fund’s federal, state, and excise tax returns, and consult with the Fund on matters of accounting and taxation. Such firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany this SAI whenever requested by a shareholder or a prospective investor.

Legal Counsel. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS

The Trust, the Advisor and the Distributor each have adopted a code of ethics (each a “COE” and collectively, the “COEs”), as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the COEs). There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit employees and officers of the Trust, the Advisor and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the COEs of the Trust and the Advisor require that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the COEs.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. There can be no assurance that the program will be effective in preventing such activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Board. Copies of the Trust’s and the Advisor’s Proxy Voting and Disclosure Policies are included as Appendix B to this SAI.

No later than August 31st of each year, the Fund must file Form N-PX with the SEC. Form N-PX discloses how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-859-5856. This information is also available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and the Advisor generally will not disclose the Fund’s portfolio holdings to a third-party unless such information is made available to the public. The policy provides that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

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The Fund will make available to the public a complete schedule of its portfolio holdings on a fiscal quarter basis. This information is generally available within 60 days of a Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-859-5856. The Fund will file its quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current. The Fund may suspend the posting of this information or modify the elements of this website posting policy without notice to shareholders. The Fund will file its quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Fund’s Form N-CSR and Form N-PORT are available on the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-PORT and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Trust and/or the officers of the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as: the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Prospectus and/or this SAI; Davis, Graham & Stubbs LLP, counsel to the Independent Trustees; Fairview Investment Services, LLC, a compliance administrator providing compliance support to the Fund and the Advisor; Broadridge Financial Solutions, Inc., a proxy voting recordkeeping service providing assistance to the Advisor in voting proxies for the Fund; FilePoint EDGAR Services, LLC, and Blu Giant LLC, financial EDGARizing, typesetting, and printing firms; N-PORT and N-CEN vendors; or pricing and liquidity vendors and consultants. The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such nonpublic information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have COEs that prohibit trading based on, among other things, non-public portfolio holdings information.

Non-public portfolio holdings information and other information regarding the investment activities of the Fund also is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing non-public portfolio holdings information to five different rating or ranking organizations. The disclosure arrangement has been authorized by the Trust and/or the Advisor in accordance with the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality. Below is a table listing the groups that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

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Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
S&P Global, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.	None
Refinitiv	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Refinitiv indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.	None

The Fund currently does not provide non-public portfolio holdings information to any other third-parties. In the future, the Fund may elect to disclose such information to other third-parties if the officers of the Trust and/or the Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor, through its officers, is responsible for determining which other third-parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Trust CCO may approve other arrangements under which the Fund discloses information relating to the Fund’s portfolio holdings. The Trust CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Trust CCO must inform the Board of any such arrangements that are approved by the Trust CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

The Trust’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Board. The Advisor and Ultimus are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third-parties. The Trust has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information.

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PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “How to Buy Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire transfer, and for information regarding telephone exchanges or redemptions. The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Fund will be offered and sold on a continuous basis. The purchase price of shares of the Fund is its NAV next determined after the order is received, subject to the order being accepted by the Fund in good form. NAV is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. The Fund’s NAV is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes will be executed at the price calculated as of that time on the next business day.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Share Certificates. The Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

The Fund reserves the right in its sole discretion to: (1) suspend the offering of its shares; (2) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (3) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Redemptions. Reference is made to “How to Redeem Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares of the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax, or bank wire transfer. The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in-kind, signature guarantees, and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (1) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of

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the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds. For information on the redemption fee, see “How to Redeem Shares – Redemption Fee” in the Prospectus.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “How to Redeem Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Additional Information. The following is additional information regarding certain services and features related to purchases, redemptions, and distribution of Fund shares. Investors who have questions about any of this information should call the Fund at 1-888-859-5856.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at CM Advisors Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) Medallion signature guarantees (see the Prospectus under the heading “How to Redeem Shares”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

NET ASSET VALUE

The NAV per share of the Fund normally is determined at the time regular trading closes on the NYSE (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier). The Fund’s NAV per share is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV per share of the Fund will not be calculated.

In computing the Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are generally valued as follows:

•	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded.

•	Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the closing bid price.

•	Securities which are quoted by the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

•	Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.
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•	Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Investment companies not listed on an exchange, including mutual funds and money market funds, are valued at the NAV reported by such investment companies.
•	Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith using methods approved by the Board.

•	Securities may be valued on the basis of prices provided by independent third-party pricing services approved by the Board when such prices are believed to reflect the fair market value of such securities.

•	Fixed income securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities of the Fund and the allocable portion of any general assets are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, treated as a separate corporate entity under the Internal Revenue Code of 1986 (the “Code”), has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other

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than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

A regulated investment company that fails this asset-diversification test, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a regulated investment company fails this asset-diversification test and the failure is not de minimis, a regulated investment company can cure such failure if: (a) the regulated investment company files a description of each asset that causes the investment company to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury) the last day of the quarter in which such failure is discovered. In such cases, a tax is imposed on the regulated investment company equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of the asset-diversification test failure by the assets that caused the regulated investment company to fail the asset-diversification test.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2021, individual taxpayers with taxable incomes above $445,850 ($501,600 for married taxpayers filing jointly and $473,750 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $40,400 ($80,800 for married taxpayers filing jointly and $54,100 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to adjustment for inflation.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If a Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Under newly issued final Treasury Regulations, regulated investment companies that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A regulated investment company’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the

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regulated investment company’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. The final Treasury Regulations provide that a registered investment company shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend; and (6) any distribution that constitutes excess Code section 163(j) interest income as a Section 163(j) interest dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains. As of February 28, 2021, the Fund had the following capital loss carryforwards:

Fixed Income Fund
No expiration – short-term	$217,670
No expiration – long-term	$2,223,623
$2,441,293

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A regulated investment company is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

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If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 24% of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a U.S. trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a U.S. permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 of the Code, known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The requirement to report only the gross

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proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if it they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the Fund’s total return may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one-, five-, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

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The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total returns and aggregate total return assume an initial $1,000 investment and reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The table below shows the Fund’s average annual total returns for periods ended February 28, 2021:

	One Year	Five Years	Ten Years	Since Inception
CM Advisors Fixed Income Fund	1.92%	2.56%	2.09%	4.06%

From time to time, the Fund may advertise its yield. The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

Yield = 2 [(A – B/ CD + 1)6 - 1]

Where	A = dividends and interest earned during the period

B = expenses accrued for the period (net of reimbursements)

C = average daily number of shares outstanding during the period that were entitled to receive dividends

D = the maximum offering price per share on the last day of the period

The yield of the Fund for the 30-day period ended February 28, 2021 was (0.57)%.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. The Fund may compare its performance to the Barclays U.S. Aggregate Index, which is generally considered to be representative of the performance of an unmanaged group of bond securities that are publicly traded in the U.S. securities markets. Fund comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

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The Fund’s performance fluctuates on a daily basis largely because net earnings and NAV per share fluctuate daily. Both net earnings and NAV per share are factors in the computation of total return as described above.

As noted above, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•

Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or on the basis of total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund including reinvestment of distributions over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

OTHER INFORMATION

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Other Payments by the Advisor. The Advisor, in its discretion, may make payments from its own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisors, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended

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fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third-party to perform the services.

The Advisor may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended February 28, 2021, appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Fund’s Annual Report to shareholders at no charge by calling the Fund at 1-888-859-5856 or by visiting the Fund’s website at www.cmadvisorsfunds.com.

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APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income or debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Fund may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” “C” and “D” are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. An obligation rated “D” is in default or in breach of an imputed promise.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A short-term obligation rated “A-1” is rated in the highest category by S&P and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse

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financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Advisor:

Aaa –Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VIMG) scales discussed below.

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The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – “AAA” National Ratings denote the highest rating assigned by Fitch in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

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AA – “AA” National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – “A” National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB – “BBB” National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities. Securities rated BB denote an elevated default risk relative to other issuers or obligations in the same country or monetary union, and securities rated B denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union. A rating CCC denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union, while a rating CC denotes the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union, and a rating C denotes that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under Fitch’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicate a broad-based default event for an entity, or the default of a short-term obligation.

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While the foregoing descriptions of the ratings systems used by the Advisor distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CM ADVISORS FAMILY OF FUNDS

AMENDED AND RESTATED

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the “Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the CM Advisors Family of Funds (the “Trust”) and each series of the Trust (individually a “Fund” and collectively the “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of each Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that CM Fund Advisors (“CM”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, CM is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

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The Board, including a majority of the independent trustees of the Board, must approve CM’s Proxy Voting and Disclosure Policy (“CM’s Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to CM’s Voting Policy no later than four (4) months after adoption by CM.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of a Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in CM’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

Provided CM is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced CM with respect to a matter to which the Fund is entitled to vote, a proxy voting decision by CM shall not be considered to present a conflict between the interest of the Fund’s shareholders and those of the Fund’s principal underwriter or an affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund will disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31st of each year. The Funds will disclose on Form N-PX each Fund’s complete proxy voting record for the twelve-month period ended June 30th.

The Funds shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to a Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If a Fund discloses its proxy voting record on

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or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If a Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of CM’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CM that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or CM, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

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Adopted as of the 7th day of May, 2003.

Amended the 17th day of February, 2006.

Restated the 18th day of October, 2010.

CENTURY MANAGEMENT AND CM ADVISORS FAMILY OF FUNDS

PROXY VOTING AND DISCLOSURE POLICY

(Amended March 16, 2015)

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and the CM Advisors Family of Funds (“Advisor”) to adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Advisor has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Advisor complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Funds, and their shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

Advisor believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Advisor is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Advisor’s philosophy and practice regarding the voting of proxies.

A.	General

Advisor believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Advisor’s proxy voting policies, Advisor has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Advisor, the special or annual report and the proxy are submitted to Advisor’s proxy voting manager (the “Proxy Manager”), currently James Brilliant, Co-CIO, Portfolio Manager. Mr. Brilliant shall deliver or have his secretary deliver the proxy materials to the specific analyst following the company. It shall be the responsibility of the analyst assigned to follow the company to review each proxy proposal to determine how to vote each question in the best interest of Century Management’s clients. After determining how best to vote the proxy the information shall be returned to the appropriate portfolio manager for a final review.
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2.	The portfolio manager shall review the proxy materials and the analyst’s rationale for voting the proxies in a particular manner. The reviewer shall take into consideration how to vote the proxy in the best interests of clients and the provisions of Advisor’s Voting Guidelines in Section C below. After a decision has been reached, a list of the proxy proposal questions and answers shall be delivered to the Executive Secretary (Anette Brewster) to vote the proxies.

3.	The Proxy Manager or person directed by the Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act. If in the opinion of the portfolio manager, a proxy vote is deemed to be controversial or particularly sensitive, the portfolio manager will discuss with the Proxy Manager. After a decision has been reached, a written explanation for the proxy vote which will be maintained with the record of the actual vote in Advisor’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to provide a final decision as to how to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

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Voting Guidelines

While Advisor’s policy is to review each proxy proposal on its individual merits, Advisor has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Advisor will generally vote in favor of management’s proposed directors. In a contested election, Advisor will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Advisor will review any contested proposal on its merits.

Notwithstanding the foregoing, Advisor expects to support proposals that fairly align management, employees and the Board of Directors with those of shareholders:

•	Generally voting against cumulative voting as a result of a classified board structure prevents shareholders from electing a full slate of directors at annual meetings; and

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt the use of cumulative voting; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.	Audit Committee Approvals

Advisor generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Advisor will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Advisor may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Advisor may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring

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(e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Advisor will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Eliminate preemptive rights.

B.	Compensation

1.	General

Advisor generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Advisor generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Advisor may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Advisor expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Advisor evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Advisor may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

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Notwithstanding the foregoing, Advisor expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

C.	Corporate Responsibility and Social Issues

Advisor generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Advisor will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Advisor may vote against corporate responsibility and social issue proposals that Advisor believes will have substantial adverse economic or other effects on a company, and Advisor may vote for corporate responsibility and social issue proposals that Advisor believes will have substantial positive economic or other effects on a company.

III.	Conflicts

In cases where Advisor is aware of a conflict between the interests of a client(s) and the interests of Advisor or an affiliated person of Advisor (e.g., a portfolio holding is a client or an affiliate of a client of Advisor), the Advisor will ask an independent third party to review the issue and vote on what they believe to be in the best interest of the client(s).

IV.	Advisor Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Advisor on how its securities were voted. Advisor will disclose in Part 2 of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Advisor. Upon receiving a written request from a client, Advisor will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Advisor to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Advisor will provide such a description in Part 2 of its Form ADV. Upon receiving a written request from a client, Advisor will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

Advisor shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)	Records of client requests for proxy voting information, and

(vi)	With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Advisor. These records may be kept as part of Advisor’s records.

Advisor may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Advisor that are maintained with a third party such as

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a proxy voting service, provided that Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request. Advisor reserves the right to modify and amend this policy without notice anytime.

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PART C.	OTHER INFORMATION

ITEM 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") for the CM Advisors Family of Funds ("Registrant")[1]

(b)	Amended and Restated By-Laws for the Registrant[1]

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, defines the rights of holders of the securities being registered.

(d)	Investment Advisory Agreement between the Registrant and Van Den Berg Management, Inc. d/b/a CM Fund Advisors ("Advisor"), as advisor to the CM Advisors Fixed Income Fund[2]

(e)(1)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (“Distributor”)[10]

(e)(2)	Form of Selling Agreement of Ultimus Fund Distributors, LLC – filed herewith

(f)	Not applicable

(g)(1)	Custody Agreement between the Registrant and U.S. Bank, N.A.[3]

(g)(2)	First Amendment to Custody Agreement[4]

(g)(3)	Second Amendment to Custody Agreement[6]

(g)(4)	Third Amendment to Custody Agreement[7]

(g)(5)	Fourth Amendment to Custody Agreement[9]

(h)(1)	Third Amended and Restated Expense Limitation Agreement between the Registrant and the Advisor for the CM Advisors Fixed Income Fund[11]

(h)(2)	Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC[3]

(h)(3)	First Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC[9]

(h)(4)	Second Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC[10]

(h)(5)	Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC[3]

(h)(6)	First Amendment to Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC[9]

(h)(7)	Second Amendment to Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC [11]

(h)(8)	Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC[3]

(h)(9)	First Amendment to Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC[9]

(i)	Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Registrant[1]

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Not applicable

(l)	Initial Subscription Agreement[1]

(m)	Not applicable

(n)	Rule 18f-3 Multi-Class Plan[5]

(o)	Reserved

(p)(1)	Code of Ethics of the Registrant - filed herewith

(p)(2)	Code of Ethics of the Advisor - filed herewith

(p)(3)	Code of Ethics of Ultimus Fund Distributors, LLC[11] - filed herewith

(q)	Powers of Attorney [11]

1.	Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on May 12, 2003

2.	Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on March 15, 2006

3.	Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on June 29, 2007

4.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed on April 29, 2011

5.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 on Form N-1A filed on June 28, 2011

6.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed on June 27, 2013

7.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed on June 30, 2014

8.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 on Form N-1A filed on July 1, 2017

9.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 30 on Form N-1A filed on June 28, 2018

10.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 32 on Form N-1A filed on June 27, 2019

11.	Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed on June 29, 2020

ITEM 29. Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30. Indemnification

Under Delaware statutes, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust. The Registrant's Trust Instrument contains the following provisions:

“Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.”

The Investment Advisory Agreements with the Advisor provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Registrant's Trust Instrument.

The Distribution Agreement with the Distributor provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the

Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor. Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

ITEM 31. Business and other Connections of the Investment Adviser

The description of the Advisor is found under the caption of “Management and Administration - Investment Advisor” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to other persons or entities other than the Registrant. Within the last two fiscal years, the directors and officers of the Advisor have not been engaged for their own account or as directors, officers, employees, partners, or trustees in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Advisor).

ITEM 32. Principal Underwriter

(a)

The Distributor also acts as the principal underwriter for the following other registered investment companies:

Hussman Investment Trust, Williamsburg Investment Trust, The Cutler Trust, The Investment House Funds, F/m Funds Trust, Schwartz Investment Trust, Chesapeake Investment Trust, AlphaMark Investment Trust, Papp Investment Trust, Ultimus Managers Trust, Eubel Brady & Suttman Mutual Fund Trust, The Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Capital Series Trust, Unified Series Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, HC Capital Trust, Index Funds, VELA Funds, Waycross Independent Trust, Volumetric Fund, Inc., and Valued Advisers Trust, other open-end investment companies; and Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, and ALTI Private Equity Access Fund, closed-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, AML Compliance Officer, and Financial Operations Principal	AML Compliance Officer

Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

ITEM 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Advisor, 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746. Certain records, including records relating to the possession of the Registrant’s securities, may be maintained at the offices of the Registrant’s custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 34. Management Services Not Discussed in Parts A or B

None.

ITEM 35. Undertakings

None.

53

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Austin, and State of Texas on this 28th day of June, 2021.

CM ADVISORS FAMILY OF FUNDS

By:	/s/ James D. Brilliant
James D. Brilliant, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Date

/s/ James D. Brilliant	June 28, 2021
James D. Brilliant, Trustee and President
(Principal Executive Officer)

/s/ Scott Van Den Berg	June 28, 2021
Scott Van Den Berg, Treasurer and Secretary
(Principal Financial and Accounting Officer)		By:	/s/ Linda J. Hoard
Linda J. Hoard
*	June 28, 2021		Attorney-in-fact*
Mark F. Ivan, Trustee			June 28, 2021

*	June 28, 2021
Richard M. Lewis, Trustee

54

INDEX TO EXHIBITS

Item

28(e)(2)	Ultimus Fund Distributors, Inc. Form of Selling Agreement
28(j)	Consent of Independent Registered Public Accounting Firm
28(p)(1)	Code of Ethics of the Registrant
28(p)(2)	Code of Ethics of the Advisor
28(p)(3)	Code of Ethics of Ultimus Fund Distributors, LLC